EXHIBIT 99.1

                               Fifth Amendment to
                      Restated Loan and Security Agreement


         THIS FIFTH AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT ("Fourth Amendment") is entered into this 20th day of November, 2009, between Donald E. Anderson and Rebecca E. Anderson, Trustees of the Anderson Family Trust, UTA dated December 20, 1993 ("Lender") as secured party, and Alanco Technologies, Inc. ("ATI"), an Arizona corporation ("Borrower 1"); Excel/Meridian Data, Inc. ("EMD"), an Arizona corporation ("Borrower 2"); Alanco/TSI Prism, Inc. ("TSI"), an Arizona corporation ("Borrower 3"); StarTrak Systems, LLC, a Delaware limited liability company ("Borrower 4"); and Fry Guy, Inc., a Nevada corporation ("Borrower 5"). Borrower 1, Borrower 2, Borrower 3, Borrower 4, and Borrower 5 jointly and severally, individually and collectively, the "Borrower".

RECITALS:

         The parties entered into that Amended and Restated Loan and Security Agreement, dated December 21, 2007, pursuant to which Lender agreed to provide certain funds to Borrower upon the terms and conditions set forth therein, and that First Amendment to Restated Loan and Security Agreement, dated February 26, 2008, that Second Amendment to Restated Loan and Security Agreement, dated August 22, 2008 amending the Amended and Restated Loan and Security Agreement, that Third Amendment to Restated Loan and Security Agreement, dated January 15, 2009, and that Fourth Amendment to Restated Loan and Security Agreement, dated November 16, 2009 amending the Amended and Restated Loan and Security Agreement. The Amended and Restated Loan and Security Agreement as previously amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment is herein referred to as the "Agreement." The parties wish to modify the Agreement in certain respects as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:


1.       Section 1.8 of the Agreement shall be amended to read as follows::

              1.8 "Credit Limit" shall mean Five Million Five Hundred Thirty-Seven Thousand Two Hundred Eighty-Seven and 98/100ths Dollars ($5,537,287.98) until December 10, 2009 and Five Million Seven Hundred Thousand and 00/100ths Dollars ($5,700,000.00) thereafter. ATI shall have the right to reduce the Credit Limit in any multiple of $100,000 from time-to-time upon thirty (30) days notice to Lender. Further, Lender shall have the right to reduce the Credit Limit to any amount equal to or in excess of $1,500,000 upon ninety (90) days written notice to ATI. Notwithstanding anything contained herein to the contrary, the Credit Limit shall be reduced to $4,700,000 upon the earliest to occur of the following:

              (a)  The sale by ATI of any material portion of its assets,

              (b)  June 30, 2010.

2. The monthly interest payment due under the Agreement on December 15, 2009 shall be deferred to January 15, 2010.

3. Borrower agrees that (a) except as expressly provided herein to the contrary, this Fourth Amendment shall not modify the Agreement as previously amended, (b) all of the collateral described in the Agreement shall remain in all respects subject to the lien or charge of the security interest set forth in the Agreement, and (c) nothing contained herein and nothing done pursuant hereto, shall effect or be construed as affecting the lien or charge of said security interest, or the priority thereof over other liens or charges, or as releasing or affecting the liability of any party or parties who may now or hereafter be liable under or on account of the Agreement. The provisions of this Fifth Amendment are modifications only and except as provided herein all of the terms and conditions of the Agreement as previously amended remain in full force and effect and the parties hereto ratify and confirm the security, priority and enforceability of the Agreement, as expressly modified by this Fifth Amendment.

4. This Fifth Amendment shall bind and inure to the benefit of the respective successors and assigns of each of the parties. This Fifth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed to be effective as of the date first above written.

BORROWERS:

"Borrower l":
Alanco Technologies, Inc., an Arizona Corporation

By: ____________________________________
    Robert R. Kauffman, Chief Executive Officer

"Borrower 2":
Excel/Meridian Data, an Arizona corporation

By: ____________________________________
    Robert R. Kauffman, Chief Executive Officer

"Borrower 3":
Alanco/TSI Prism, Inc., an Arizona corporation

By: ____________________________________
    Robert R. Kauffman, Chief Executive Officer

"Borrower 4":
StarTrak Systems, LLC
a Delaware limited liability company

By: ____________________________________
    Robert R. Kauffman, Manager

"Borrower 5":
Fry Guy, Inc.
a Nevada corporation

By: ____________________________________
    Robert R. Kauffman, Chief Executive Officer


LENDER:

_______________________________________
DONALD E. ANDERSON

_______________________________________
REBECCA E. ANDERSON

Trustees of the Anderson Family Trust, UTA dated December 20, 1993

3401\031\Fifth Amendment to Restated Loan Agreement